  EXHIBIT 10.11

AMENDMENT NO. 1 TO PROMISSORY NOTE

This Amendment No. 1 to Promissory Note (the “Amendment”) is entered into effective the 5th day of March, 2020, by and between Sunray Trust (the “Holder”), and Gofba, Inc., a California corporation (the “Company”).

RECITALS

WHEREAS, the Company is the maker under that certain promissory note dated May 1, 2018 in the original principal amount of $1,284,697, executed in favor of the Holder (collectively, the “Note”);

WHEREAS, all principal and interest due under the Note were due to the Holder on January 1, 2020 (the “Maturity Date”);

WHEREAS, no payment has been made under the Note, and the Holder and the Company desire to modify the terms of the Note to extend the Maturity Date as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto hereby agree as follows:

1. The principal and any unpaid accrued interest on the Note shall be due and payable on or before 5:00 p.m., Pacific Standard Time, on January 1, 2022 (the “New Maturity Date”).

2. Interest shall continue to accrue at the rate of five percent (5%) per annum, simple interest, until all unpaid principal and interest is paid in full.

3. As consideration for the extension of the Maturity Date on the Note, the Company agrees to pay a fee in the amount of one-half of one percent (0.5%) of the original principal amount, payable on the New Maturity Date (the “Loan Fee”). Holder agrees to waive the Loan Fee in the event that the Company does not Default (as defined in the Note and as modified herein) on its payment obligations set forth in the Note and this Amendment.

4. Other than as set forth herein, the terms and conditions of the Note shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first set forth above.

“Company”	“Holder”

Gofba, Inc.,	Sunray Trust
a California corporation

By: William DeLisi	By: Anna Chin
Its: Chief Executive Officer	Its: Trustee

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